Share Issuances and Warrants	12 Months Ended
Sep. 30, 2024
Equity [Abstract]
Share Issuances and Warrants

17. Share Issuances and Warrants

During the year ended September 30, 2024, the Company issued 264,439 common shares at a price of $4.80 per share through a private placement, for gross proceeds of $1,269. In connection with this issuance, each common share was accompanied by 0.5 share purchase warrants, resulting in the issuance of 132,220 warrants. Each warrant entitles the holder to purchase one additional common share at an exercise price of $5.75 per share, with a term of two years from the date of issuance. The transaction was accounted for as an equity issuance because the number of common shares issuable upon exercise of the warrant is fixed. The proceeds were allocated between common share capital and warrants (contributed surplus) based on the relative fair values of each component at the time of issuance. The fair value of the warrants was determined using the Black-Scholes option pricing model, with key assumptions including a risk-free interest rate of 3.24% and an expected share price volatility of 94.73%. As at September 30, 2024, the warrant reserve was valued at $294 (2023 - $nil).

Proceeds are intended to be used for general corporate purposes, including working capital and operational expenses. Issuance costs were not material and were expensed as incurred.

SRX HEALTH SOLUTIONS INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended September 30, 2024 and 2023

(Expressed in thousands of Canadian dollars except per share amounts)